================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 15, 2005
                                                  -----------------



                                IBT BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                    1-31655                 25-1532164
----------------------------        ----------------        -------------------
(State or other jurisdiction        (Commission File           (IRS Employer
of incorporation)                       Number)             Identification No.)


309 Main Street, Irwin, Pennsylvania                               15642
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (724) 863-3100
                                                     --------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

================================================================================

                                IBT BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
---------------------------------------------------------

     On February 17, 2005, the Registrant issued a press release announcing its results of operations for the quarter and year ended December 31, 2004. A copy of the press release is furnished with this report as exhibit 99.1.

ITEM 2.06.  MATERIAL IMPAIRMENTS
--------------------------------

     On February 15, 2005, the Registrant's Board of Directors determined to take a non-cash impairment charge of $2.4 million as of December 31, 2004 as the result of other-than-temporary declines in the value of certain adjustable-rate preferred stock issued by the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association that the Registrant holds in portfolio. The impairment will not result in future cash expenditures. For additional information, reference is made to the Registrant's press release dated February 17, 2005 which is filed as Exhibit 99.2 and incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

         (c) Exhibits:

                  99.1     Press Release, dated February 17, 2005
                  99.2     Press Release, dated February 17, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                IBT BANCORP, INC.


Date: February 17, 2005         By: /s/ Charles G. Urtin
                                    ----------------------------------------
                                    Charles G. Urtin
                                    President and Chief Executive Officer
                                    (Duly Authorized Representative)